FIRST AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT


     THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is entered into as of this 6th day of June, 1996 by and between BALCOR PENSION INVESTORS-VI, an Illinois limited partnership ("Seller") and MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership ("Purchaser").


                                   RECITALS:

     WHEREAS, Seller and Purchaser have entered into an Agreement of Sale dated May 31, 1996 (the "Original Agreement") for that certain property commonly know as the Shoal Run Apartments, Birmingham, Alabama, and more particularly described therein (the "Property"). All capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Original Agreement;

     WHEREAS, in accordance with the Original Agreement, Seller, Purchaser and Title Insurer entered into an Escrow Agreement dated May 31, 1996 (the "Escrow Agreement"); and

     WHEREAS, the parties desire to amend the Original Agreement and the Escrow Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                  AGREEMENT:

     1. Closing Date. The references to "July 24, 1996" in Section 8 of the Original Agreement and Section 2 of the Escrow Agreement are hereby deleted and "July 31, 1996" is hereby substituted in their places.

     2. Rent Roll. The Original Agreement is hereby amended by adding to Exhibit L the delinquency report attached hereto as Exhibit L-1.

     3. Structural Defects. The Original Agreement is hereby amended by adding the following at the end of the sentence in Paragraph 16.B.(xiv): other than (i) that certain Letter from Durham & Associates, dated January 20, 1993;
(ii) that certain Letter from Bob Barnett, PE, dated January 29, 1993 and (iii) that certain report by Heery International, Inc., dated February 12, 1993."

     4. Modification. Except as amended and modified hereby, the Original Agreement and the Escrow Agreement shall be and remain unchanged and in full force and effect in accordance with their terms and they are hereby ratified and confirmed. In the event of any inconsistencies between the terms of the Original Agreement or the Escrow Agreement and this Amendment, the terms of this Amendment shall control.

     5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                   SELLER:

                                   BALCOR PENSION INVESTORS-VI,
                                   an Illinois limited partnership

                                   By:  Balcor Mortgage Advisor-VI,
                                        an Illinois general partnership,
                                        its general partner

                                        By:  The Balcor Company, a Delaware
                                             corporation, a general partner

                                             By:   /s/Phillip Schechter
                                                ----------------------------
                                             Name: Phillip Schechter
                                                ----------------------------
                                             Its:  Authorized Agent
                                                ----------------------------


                                   PURCHASER:

                                   MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

                                   By:  Mid-America Apartment Communities,
                                        Inc., a Tennessee corporation,
                                        its general partner


                                        By:    /s/Simon R.C. Wadsworth
                                           --------------------------------
                                        Name:  Simon R.C. Wadsworth
                                           --------------------------------
                                        Title: Executive Vice President
                                           --------------------------------